                                                                    EXHIBIT 10.2



                                 LOAN AGREEMENT


      THIS LOAN AGREEMENT (this "Agreement") is dated as of July 26, 2000, between Mr. Holger Timm, an individual with an address at Trabener Stra(beta)e 12, 14193 Berlin, Germany ("Lender"), and Marine Shuttle Operations Inc., a Nevada corporation with an address at Luramyrveien 29, 4391 Sandnes, Norway ("Borrower").

                             W I T N E S S E T H :

      WHEREAS, Borrower desires to borrow money from Lender, and Lender desires to loan money to Borrower, subject to the terms and provisions of this Agreement;

      NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Loan. Lender will provide the Borrower with a loan in the amount of up to $1,500,000 (the "Loan"). Borrower and Lender agree that $450,000 has heretofore been advanced under the Loan and that Schedule 1 attached hereto is a complete and accurate statement of advances of principal of the Loan. The Loan shall be evidenced by Borrower's promissory note in the form attached hereto as Exhibit A (the "Note"). The Loan proceeds will be advanced to Borrower in minimum $200,000 increments upon ten (10) business days written notice of demand by Borrower; provided, however, Lender is not required to advance more than $500,000 in any single month. Advances shall be limited in the aggregate to the stated principal amount of the Loan; the Loan is not a revolving line of credit. The following are conditions precedent to any advance hereunder (except to the extent and in the manner expressly waived by Lender, and any such conditions waived by Lender may be reimposed as a condition of subsequent advances):

            (a) Borrower shall have executed and delivered the Note to the Lender.

            (b) All representations and warranties made by Borrower in this Agreement shall be true, complete and correct on and as of the date of the making of any advance hereunder as though such representations and warranties were made anew on such date.

            (c) There shall not have occurred and be continuing any default in the performance or observance of any of the material covenants, agreements, or conditions to be performed or observed by Borrower under this Agreement or the Note.

      2. Interest. The Loan shall bear interest at a rate of seven and one half percent (7.5%) per annum.

      3. Repayment of Loan. The outstanding principal balance of the Loan and accrued and unpaid interest thereon shall be due and payable on December 31, 2000, unless sooner converted or paid as provided in the Note.

      4. Representations, Warranties, and Covenants of Borrower. Borrower represents, warrants, and covenants to Lender as follows:

            (a) Corporate Organization and Good Standing. Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted. Borrower is qualified and in good standing to do business in all jurisdictions where its business or ownership or leasing of property or assets requires such qualification, except where the failure to be so qualified would not have a material adverse effect on Borrower's business, operations, financial condition, properties, or assets (a "Material Adverse Effect").

            (b) Authority. Borrower has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Borrower and the consummation by Borrower of the transactions contemplated hereby have been duly authorized by its board of directors or similar governing body, if applicable, and no other corporate or shareholder proceedings on the part of Borrower are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Borrower and is a valid and binding obligation of Borrower.

            (c) Actions and Proceedings. There is no claim, arbitration, grievance, action, suit, investigation, bankruptcy, insolvency, rearrangement or similar actions or proceedings, whether voluntary or involuntary, by or before any court, arbiter, administrative agency or other governmental authority, now pending or threatened against Borrower, or which involves any of the business, properties or assets of Borrower that, if adversely resolved or determined, would have a Material Adverse Effect.

      5. Representations, Warranties, and Covenants of Lender. Lender represents, warrants, and covenants to Borrower as follows:

            (a) Offshore Transaction. (i) Lender is not a U.S. person ("U.S. Person") as that term is defined in Regulation S; (ii) the Note was not offered to Lender in the United States; (iii) at the time of execution of this Agreement and the time of any offer to Lender to purchase the Note hereunder, Lender was physically outside the United States; (iv) Lender is purchasing the Note for his own account and not on behalf of or for the benefit of any U.S. Person, and the sale and resale of the Note have not been prearranged with any U.S. Person or buyer in the United States; and (v) Lender is not an underwriter, dealer, distributor, or other person who is participating, pursuant to a contractual arrangement, in the distribution of the Note offered or sold in reliance on Regulation S.

            (b) Lender's Independent Investigation. Lender, in subscribing for the Note hereunder, has relied solely upon an independent investigation made by him and his representatives, if any. Prior to the date hereof, Lender has been given the opportunity to ask questions of, and receive answers from, representatives of Borrower. Lender also has been given access to and the opportunity to examine all books and records of Borrower, and all material contracts and documents of Borrower which have been filed as exhibits to Borrower's filings made under the Act and the Securities Exchange Act of 1934, as amended

(the "Exchange Act"). In making his investment decision to purchase the Note, Lender is not relying on any oral or written representations or assurances from Borrower or any other person other than as set forth in this Agreement. Lender has received and reviewed Borrower's Annual Report on Form 10-K for the year ended December 31, 1999, Borrower's Form 10-Q for the quarter ended March 31, 2000, and Borrower's Offering Circular dated April 27, 2000 (collectively the "Disclosure Documents"). Lender has such experience in business and financial matters that he is capable of evaluating the risk of his investment and determining the suitability of his investment.

            (c) Accredited Investor; Investment Knowledge. Lender is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Act. Lender has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the risks and merits of Lender's investment in Borrower. Lender is knowledgeable about the affairs of Borrower.

            (d) Lender's Economic Risk. Lender understands and acknowledges that an investment in the Note involves a high degree of risk. Lender acknowledges that there are limitations on the liquidity of the Note. Lender represents that Lender is able to bear the economic risk of an investment in the Note, including a possible total loss of investment. Lender has adequate means of providing for Lender's current needs and contingencies, and Lender is able to afford to hold the Note for an indefinite period. Further, Lender has no present need for liquidity in the Note and Lender is willing to accept such investment risks.

            (e) No Government Recommendation or Approval. Lender understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of Borrower or the purchase of the Note.

            (f) Borrower's Reliance on Representations of Lender. Lender understands that the Note is being offered and sold to him in reliance on specific exemptions from the registration requirements of U.S. securities laws, and that Borrower is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of Lender set forth herein in order to determine the applicability of such exemptions and the suitability of Lender to acquire the Note.

            (g)   Shares Not Registered Under the Act. Lender understands that
(i) the offer and sale of the Note have not been registered under the Act or the laws of any other jurisdiction ("Foreign Acts"), and are being offered and sold pursuant to Regulation S based in part upon the representations of Lender contained herein; (ii) the Note must be held indefinitely unless a subsequent disposition thereof is registered under the Act or is made pursuant to Regulation S or an exemption from such registration; (iii) the certificate evidencing the Note shall bear a legend to such effect, and (iv) Borrower will make a notation on its transfer books to such effect.

            (h) Investment Intent. Lender is acquiring the Note for his own account for investment, not as a nominee and not with a view to the distribution thereof. Lender has no present plan or intention to sell the Note at any predetermined time, and has made no predetermined arrangements to sell the Note.

            (i) Lender's Power and Authority. Lender has the full power and authority to execute, deliver, and perform this Agreement. This Agreement, when executed and delivered by Lender, will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms.

            (j) No Tax Advice From Borrower or Its Agents. Lender has had an opportunity to review with his own tax advisors the foreign, federal, state and local tax consequences of this investment, and the transactions contemplated by this Agreement. Lender is relying solely on such advisors and not on any statements or representations of Borrower or any of its agents and understands that Lender (and not Borrower) shall be responsible for Lender's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

            (k) No Legal Advice from Borrower or Its Agents. Lender acknowledges that he has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his own legal counsel. Lender is relying solely on such counsel and not on any statements or representations of Borrower or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for representations, warranties and covenants set forth herein.

            (l)   No Scheme to Evade Registration. Lender's acquisition of the
Note is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Act.

            (m) No Direct Selling Efforts. To Lender's knowledge, neither Borrower, nor any person acting for Borrower, has conducted any "directed selling efforts" in the United States as the term is defined in Regulation S, which in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Note being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, that refers to the offering of the Note in reliance on Regulation S.

      6.    Resales of Note by Lender; Legends.
            ----------------------------------

            (a) Resales of Note. Lender acknowledges, covenants, and agrees that Lender may not and will not resell the Note unless such resale is made pursuant to an exemption from registration under the Act, pursuant to an effective and current registration statement under the Act, or pursuant to Regulation S. Lender shall cause a transferee of the Note to execute, prior to any such transfer, an agreement containing provisions substantially similar to Sections 5 and 6 hereof.

            (b) Legend. To insure compliance with the provisions of the Act, the Note shall bear a legend (the "Regulation S Restrictive Legend") substantially as follows:

            "THE ISSUANCE OF THE SECURITIES EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES WERE ISSUED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS SUCH OFFERS, SALES, AND TRANSFERS ARE REGISTERED UNDER THE ACT, ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, OR ARE MADE PURSUANT TO REGULATION S. FURTHERMORE, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

      7. Covenants by Lender. Lender covenants that he will not knowingly make any sale, transfer, or other disposition of the Note, or engage in hedging transactions with respect to the Note, in violation of the Act (including Regulation S), the Exchange Act, any applicable Foreign Acts, or the rules and regulations promulgated under any of the foregoing.

      8. Covenants of Borrower. Borrower will refuse to register any transfer of the Note not made in accordance with Regulation S, pursuant to an effective registration statement under the Act, or pursuant to an available exemption from registration.

      9.    Miscellaneous.
            -------------

            (a) Notice. All notices, requests, demands and other communications required or permitted hereunder or under the Note must be in writing and shall be effective (i) five days after being mailed by first class and certified or registered mail, return receipt requested, with proper postage prepaid, or (ii) two (2) business days after being delivered to an established over-night delivery service, with costs for "next day" delivery prepaid, addressed in either case to the parties at their respective addresses first set forth above (or to such other address as such party may from time to time designate to the other by like written notice).

            (b) Governing Law and Choice of Forum. This Agreement and the Note will be governed by and construed in accordance with the laws of the State of Texas. The parties agree that any appropriate court located in Texas will have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

            (c) Entire Agreement/Amendment. This Agreement embodies the entire agreement of the parties hereto relating to the subject matter hereof and supersedes all oral agreements, and to the extent inconsistent with the terms hereof, all other written agreements.

            (d) Severability. In the event any provision (or any part of any provision) contained in this Agreement shall for any reason be finally held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Agreement; but this Agreement shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

            (e) Captions and Section Headings. Captions and section headings used herein are for convenience only and are not a part of this Agreement and will not be used in construing it.

            (f) Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

            (g) Currency. All dollar amounts expressed in this Agreement and in the Note are expressed in U.S. dollars.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.






                                        Marine Shuttle Operations Inc.


                                        By:
                                           -------------------------------------
                                           Franz Eder, President


                                        ----------------------------------------
                                        Holger Timm

SCHEDULE 1
to Loan Agreement



               STATEMENT OF ADVANCES OF PRINCIPAL UNDER THE LOAN



Bridge Loan from Holger Timm



date                                amount                          balance
----------------------------------------------------------------------------
11/4/2000                           $200,000                        $200,000
30/6/2000                           $250,000                        $450,000

                                                                       EXHIBIT A


THE ISSUANCE OF THE SECURITIES EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES WERE ISSUED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS SUCH OFFERS, SALES, AND TRANSFERS ARE REGISTERED UNDER THE ACT, ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT, OR ARE MADE PURSUANT TO REGULATION S. FURTHERMORE, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.


                                PROMISSORY NOTE

$1,500,000                                                 July 26, 2000

      FOR VALUE RECEIVED, Marine Shuttle Operations Inc., a Nevada corporation with an address at c/o Marine Shuttle Operations AS, Luramyrveien 29, 4391 Sandnes, Norway ("Borrower"), does hereby promise to pay to the order of Mr. Holger Timm or any other holder hereof ("Lender"), at Trabener Stra(beta)e 12, 14193 Berlin, Germany or at such other place as Lender may designate by written notice to Borrower, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) (or such lesser amount as shall be advanced hereunder), together with interest thereon as provided below, on or before December 31, 2000 (unless sooner converted as provided below). This Note is being issued pursuant to that certain Loan Agreement, of even date herewith, by and between the Borrower and Lender (the "Loan Agreement").

      1. Acknowledgement of Receipt of Funds. As of the date of this Note, Borrower has received aggregate advances of $450,000 in principal funds (not including interest or any other sums payable hereunder) from Lender pursuant to the terms of this Note.

      2. Interest. Interest will accrue on the outstanding principal amount of this Note at the rate of seven and one half percent (7.5%) per annum from the date of each advance, and until all amounts outstanding under this Note have been paid in full.

      3. Payments. Interest, principal and all other sums payable hereunder (collectively, the "Obligations") shall be payable, without any offset, reduction, counterclaim or recoupment whatsoever, in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

      4.    Conversion.
            ----------

            (a) Any or all of the Obligations outstanding at any particular time may be converted by Lender into that number of shares (rounded up to the next whole share) of Borrower's common stock, par value $0.001 per share (the "Common Stock"), determined by dividing the amount of the Obligation to be converted by the Conversion Price. The Conversion Price shall equal 80% of the

Average Price (as hereinafter defined); provided, however, in no event shall the Conversion Price be less than $0.70, subject to adjustment as provided below (the "Floor Price"). Each conversion shall be effected by delivering to Borrower a duly executed copy of the Conversion Notice attached hereto, and such other documents that may be reasonably be requested by Lender. Promptly after receipt of the Conversion Notice, Borrower shall issue and deliver to Lender a stock certificate or certificates for the number of shares of Common Stock to which Lender shall be entitled. As used herein, Average Price shall mean the average of the last sale prices of the Common Stock (or in case no such reported sale takes place on a particular day, the average of the last reported bid and asked prices on such day) on NASDAQ (or on the principal national securities exchange on which the Common Stock is admitted to trading or listed), or if not listed or admitted to trading on NASDAQ or a national securities exchange, as reported by Pink Sheets, LLC or other similar organization, for the five (5) trading days immediately preceding the date upon which Lender sends, by facsimile transmission or otherwise, the Conversion Notice to Borrower at its executive offices.

            (b) If Borrower shall, at any time or from time to time, declare and pay to the holders of Common Stock a dividend in shares of Common Stock, or Borrower shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Floor Price shall be adjusted so that the same shall equal the price determined by multiplying the Floor Price in effect immediately prior to the happening of such event by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to the happening of such event and the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after the happening of such event. Such adjustment shall become effective immediately after the opening of business of the day following the record date, in the event of a stock dividend, or the day upon which the subdivision or combination becomes effective, as the case may be.

      5. Advances. Advances by Lender under this Note shall be made only as provided in, and are subject to the terms and conditions -------- of, the Loan Agreement.

      6. Application of Payments. All payments shall be applied first on account of Lender's costs of collection (including, without limitation, reasonable attorneys' fees and expenses), if any, then to accrued and unpaid interest, and the balance to the reduction of principal. For the purposes of computing interest on the debt evidenced hereby, interest shall be calculated on the basis of a year consisting of three hundred sixty (360) days, and shall be charged on the basis of the actual number of calendar days that the principal amount advanced remains unpaid to Lender.

      7. Default; Remedies. Upon the happening of any of the following events, the Obligations shall become due and payable at the option of Lender upon notice to Borrower, and Lender may exercise any or all additional remedies provided under this Note:

            (a) if Borrower shall fail to make payment when due of any Obligation hereunder, and such failure to comply shall continue for a period of ten (10) days after Lender shall have given Borrower written notice thereof;

            (b) if any warranty or representation made by Borrower in this Note or the Loan Agreement shall be false or misleading in any material adverse respect; or any financial statement, information or certification submitted to Lender shall be false or misleading in any material adverse respect; or Borrower shall fail to comply with any material term, condition or covenant contained in this Note or the Loan Agreement, if, in each instance, the circumstances giving rise to any false or misleading condition or such failure to comply shall continue for a period of fourteen (14) days after Lender shall have given Borrower written notice thereof;

            (c) if Borrower shall make a general assignment for the benefit of creditors; or if a receiver or trustee shall be appointed for all or any portion of Borrower's assets; or if there shall be filed by Borrower any petition or application for relief under the Bankruptcy Code; or

            (d) if there shall be filed against Borrower any petition or application for relief under the Bankruptcy Code which is not discharged or bonded off to the satisfaction of Lender within sixty (60) days, or if Borrower consents to any order for relief.

      Failure of Lender to exercise the option to accelerate payment or exercise other remedies in the event of any default shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

      8. Prepayment. The privilege is reserved to Borrower to prepay the indebtedness evidenced hereby, in whole or in part, at any time or from time to time, without prepayment premium or penalty.

      9. Waivers. Borrower hereby waives presentment, protest and demand, notice of protest and notice of dishonor of this Note.



                                MARINE SHUTTLE OPERATIONS INC.


                                By:
                                   ---------------------------------------------
                                              Franz Eder, President

                                Bank Wiring Instructions:

                                beneficiary:    Marine Shuttle Operations Inc.
                                bank:           UBS - United Bank of Switzerland
                                                New York
                                swift-code:     SBCO US 33
                                account holder: Bankhaus Maffei
                                account number: 101 WA 360 201 000
                                use:            account 900 91 604
                                                Berliner Effektenbank
                                                in favour of: 56 002 017
                                                Marine Shuttle Operations Inc.
                                                with reference: bridge loan



                               CONVERSION NOTICE
                               -----------------

Dollar Amount of Obligation to be Converted:_______________________

Average Price:__________________

Conversion Price:__________________

Number of Shares to be Acquired on Conversion:_____________________

      The undersigned hereby irrevocably elects to acquire ________ shares of Common Stock by converting the $_________ of the Obligations under the Note. By signing below, the undersigned is representing and warranting as of the date of such signature that the representations and warranties contained in Section 5 of the Loan Agreement executed in connection with the acquisition of the Note (or, if applicable, the substantially similar provisions contained in the transferee agreement contemplated by the Loan Agreement) are true and correct as of such date (treating the term "Note" as used therein as meaning the shares of Common Stock being acquired hereunder).

                     Instructions For Registration of Stock
                     --------------------------------------

Name:___________________________________________________________________________

                  (Please typewrite or print in block letters)

Address:________________________________________________________________________

________________________________________________________________________________


_______________________________
Signature

Dated:_________________________